UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2018

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
220 South Ridgewood Avenue, Daytona Beach, Florida 32114
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (386) 252-9601
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 2, 2018, the Company held its Annual Meeting of Shareholders (the “Meeting”). Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.
A total of 138,072,531 shares were outstanding and entitled to vote as of February 26, 2018 (the record date for the Meeting). Of this amount 127,439,211 shares, representing approximately 92.3% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.
At the Meeting, shareholders elected J. Hyatt Brown, Samuel P. Bell, III, Hugh M. Brown, J. Powell Brown, Bradley Currey, Jr., Theodore J. Hoepner, James S. Hunt, Toni Jennings, Timothy R.M. Main, H. Palmer Proctor, Jr., Wendell S. Reilly and Chilton D. Varner to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.
The table below sets out the number of votes cast for, and votes withheld from, each director:

Director	Votes For	Votes Withheld	Broker Non-Votes
J. Hyatt Brown	110,289,831	9,351,641	7,797,739
Samuel P. Bell II	110,390,092	9,251,380	7,797,739
Hugh M. Brown	117,507,683	2,133,789	7,797,739
J. Powell Brown	119,069,957	571,515	7,797,739
Bradley Currey, Jr.	110,111,815	9,529,657	7,797,739
Theodore J. Hoepner	110,503,734	9,137,738	7,797,739
James S. Hunt	119,303,080	338,392	7,797,739
Toni Jennings	119,004,149	637,323	7,797,739
Timothy R.M. Main	114,396,626	5,244,846	7,797,739
H. Palmer Proctor, Jr.	119,325,862	315,610	7,797,739
Wendell S. Reilly	113,680,884	5,960,588	7,797,739
Chilton D. Varner	117,526,058	2,115,414	7,797,739

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2018. Of the shares voted, 124,352,454 voted in favor, 3,050,205 voted against and 36,552 abstained.

The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers. Of the shares voted, 118,430,607 voted in favor, 1,048,461 voted against and 162,401 abstained. There were also 7,797,742 broker non-votes.

The shareholders approved an amendment to the Brown & Brown, Inc. 2008 Sharesave Plan. Of the shares voted, 119,207,289 voted in favor, 339,601 voted against and 94,579 abstained. There were also 7,797,742 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)

By:/S/ ROBERT W. LLOYD
Robert W. Lloyd
Executive Vice President, Secretary and General Counsel

Date: May 3, 2018